Exhibit 10(v)(2)

      CNA INSURANCE COMPANIES   CNA Plaza    Chicago, IL 60685

DECLARATIONS EXCESS INSURANCE POLICY

NOTICE

THIS IS A "CLAIMS MADE" POLICY AND, SUBJECT TO ITS PROVISIONS, APPLIES ONLY

TO ANY CLAIM

FIRST MADE AGAINST THE INSUREDS DURING THE POLICY PERIOD. NO COVERAGE

EXISTS FOR ANY

CLAIM FIRST MADE AFTER THE END OF THE POLICY PERIOD UNLESS, AND TO THE

EXTENT, THE

EXTENDED REPORTING PERIOD APPLIES. THE LIMIT OF LIABILITY SHALL BE REDUCED

BY

AMOUNTS INCURRED AS DEFENSE COSTS.

      COVERAGE PROVIDED BY

Continental Casualty Company

ACCOUNT NUMBER

45386

POLICY NUMBER     DOX 600028634

AGENCY 910 701862

AGENT Mesirow Insurance Services, IBC.

610 Central Ave.

Suite 200

Highland Park, IL 60035

      Robina Fisher

NAMED ENTITY AND PRINCIPAL ADDRESS

Item 1. Richardson Electronics Ltd

  40W267 Keslinger Road

P.O. Box 393

Lafox, IL 60147   Attn. Dario Sacomani

      Item              Policy Period:

      2.

                              5/31 /02          To    5/31 /03

      12:01 A.M. Standard Time at the Principal Address stated in Item 1.

      Item  3.

Limit of Liability (Inclusive of Defense Costs):

$ 5,000,000 Maximum aggregate Limit of Liability each Policy Period.

      Item  4.    Schedule of Underlying Insurance:

A. Primary Policy

Name of Carrier                  Policy No.        Limits        Ded/Ret. Amount

Federal Insurance Company     8125-64-60J ILL     $15,000,000      0/0/$100,000

B. Underlying Excess Policy(ies):

*** SEE ATTACHED SCHEDULE ***

Item 5.     Policy Premium    $ 30,900

Item 6.     Forms and Endorsements forming a part of this policy at inception:

G-11713-A12, FIG-1005-A, FIG-1006-A, FIG-1014-A, FIG-0787-A

These Declarations along with the completed and signed Application and the

Excess Insurance Policy, shall constitute the contract

between the Insureds, the Named Entity, and the Insurer. ,

Authorized Representative: /signature/

Chairman /signature/

Secretary /signature/

Date: 10/30/02

G-17728-A

(ED 04/92)

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UDERLYING EXCESS POLICY SCHEDVLE

            Directors' & Officers'

Name of Carrier   St. Paul Fire and Marine Insurance Company

Policy No.  512CM0138

Limits

$15,000,000 Excess of

Underlying Limit $15,000,000

G-17728-A

(ED 04/92)

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CNA

For All the Commitments You Make

EXCESS INSURANCE POLICY

In consideration of the payment of the premium and in reliance on all statements made and information furnished to Continental

Casualty Company (hereinafter called the "Insurer'), and/or to the insurers of the Underlying Insurance, including the statements

made in the Application made a part hereof and subject to all of the provisions of this Policy, the Insurer and the Insureds agree as follows:

1.    INSURING AGREEMENT

The Insurer shall provide the Insureds with excess coverage over the

Underlying Insurance as set forth in Item 4 of the

Declarations during the Policy Period set forth in Item 2 of the

Declarations. Coverage hereunder shall attach only after

all such Underlying Insurance has been exhausted by payments for losses and shall then apply in conformance with the

same provisions of the Primary Policy at its inception, except for premium,

limit of liability and as otherwise specifically

set forth in the provisions of this Policy.

II.   POLICY DEFINITIONS

Application shall mean the written application for this Policy, including any materials submitted therewith, which together

shall be on file with the Insurer and deemed a part of and attached hereto as if physically attached to this Policy.

Named Entity means the organization named in Item 1 of the Declarations.

Insureds means those persons or organization(s) insured under the Primary

Policy, at its inception.

Policy Period means the period from the effective date and hour of this

Policy as set forth in Item 2 of the Declarations, to

the Policy expiration date and hour set forth in Item 2 of the

Declarations, or its earlier cancellation date or termination date, if any.

Primary Policy means the Policy scheduled in Item 4 (a) of the Declarations.

Underlying Insurance means all those Policies scheduled in Item 4 of the

Declarations and any Policies replacing them.

III.  MAINTENANCE OF UNDERLYING INSURANCE

All of the Underlying Insurance scheduled in Item 4 of the Declarations shall be maintained during the Policy Period in

full effect, except for any reduction of the aggregate limit(s) of liability available under the Underlying Insurance solely by reason of payment of losses thereunder, Failure to comply with the foregoing shall not invalidate this Policy but the

Insurer shall not be liable to a greater extent than if this condition had been complied with. To the extent that any

Underlying Insurance is not maintained in full effect during the currency of this Policy Period, then the Insureds shall

be deemed to have retained any loss for the amount of the limit of liability of any Underlying Insurance which is not

maintained as set forth above.

In the event of any actual or alleged (a) failure by the Insureds to give notice or to exercise any extensions under any

Underlying Insurance or (b) misrepresentation or breach of warranties by any of the Insureds with respect to any

Underlying Insurance, the Insurer shall not be liable hereunder to a greater extent than it would have been in the

absence of such actual or alleged failure, misrepresentation or breach.

It is further a condition of this Policy that the Insurer shall be notified in writing, as soon as practicable of cancellation

and/or alteration of any provisions of any of the policies of Underlying

Insurance.

IV.   LIMIT OF LIABILITY

The amount set forth in Item 3 of the Declarations shall be the maximum aggregate Limit of Liability of the Insurer for the

Policy Period.

Costs of defense shall be part of and not in addition to the Limit of

Liability in Item 3 of the Declarations, and such costs of

defense shall reduce the Limit of Liability stated in Item 3 of the

Declarations.

G-17729-A(ED.04/92)     Page1of4

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V.    DEPLETION OF UNDERLYING LIMIT(S)

In the event of the depletion of the limit(s) of liability of the

Underlying Insurance solely as the result of actual payment of losses thereunder by the applicable insurers, this Policy shall, subject to the Insurer's Limit of Liability and to the other

terms of this Policy, continue to apply to losses as Excess Insurance over the amount of insurance remaining under such

Underlying Insurance. In the event of the exhaustion of all of the limits)

of liability of such Underlying Insurance solely

as a result of payment of losses thereunder, the remaining limits available under this Policy shall, subject to the Insurer's

Limit of Liability and to the other provisions of this Policy, continue for subsequent losses as primary insurance and any

retention specified in the Primary Policy shall be imposed under this

Policy as to each claim made; otherwise no

retention shall be imposed under this Policy.

This Policy only provides coverage excess of the Underlying Insurance. This

Policy does not provide coverage for any

loss not covered by the Underlying Insurance except and to the extent that such loss is not paid under the Underlying

Insurance solely by reason of the reduction or exhaustion of the available

Underlying Insurance through payments of

loss thereunder. In the event the insurer of one or more of the Underlying

Insurance policies fails to pay loss in

connection with any claim covered under the Underlying Insurance as a result of the insolvency, bankruptcy, or

liquidation of said insurer, then the Insureds hereunder shall be deemed to have retained any loss for the amount of the

limit of liability of said insurer which is not paid as a result of such insolvency, bankruptcy or liquidation.

If any Underlying Insurance bears an effective date which is prior to the effective date of this Policy and if any such

insurance becomes exhausted or impaired by payment of loss with respect to any claim which, shall be deemed to be

made prior to the effective date of this Policy, then with respect to any claim made after the effective date of this Policy,

the Insureds shall be deemed to have retained any loss for the amount of any such Underlying Insurance which is

exhausted or impaired by payment of loss with respect to such claim made prior to the effective date of this Policy.

VI.   CLAIM PARTICIPATION

The Insured shall not admit liability, consent to any judgment against them, or agree to any settlement which is

reasonably likely to involve the Limit of Liability of this Policy without the Insurer's consent, such consent not to be

unreasonably withheld.

The Insurer may, at its sole discretion, elect to participate in the investigation, settlement or defense of any claim against

any of the Insureds for matters covered by this Policy even if the

Underlying Insurance has not been exhausted.

All provisions of the Underlying Insurance are considered as part of this

Policy except that it shall be the duty of the

Insureds and not the duty of the Insurer to defend any claims against any of the Insureds.

VII.  SUBROGATION - RECOVERIES

In that this Policy is "Excess Coverage", the Insureds and the Insurer's

right of recovery against any person or other

entity may not be exclusively subrogated. Despite the foregoing, in the event of any payment under this Policy, the

Insurer shall be subrogated to all the Insured's rights of recovery against any person or organization, and the Insureds

shall execute and deliver instruments and papers and do whatever else is necessary to secure such rights.

Any amounts recovered after payment of loss hereunder shall be apportioned in the inverse order of payment to the

extent of actual payment. The expenses of all such recovery proceedings shall be apportioned in the ratio of respective

recoveries.

VIII. NOTICE

The Insurer shall be given notice in writing as soon as is practicable in the event of (a) the cancellation of any Underlying

insurance and (b) any additional or return premiums charged or allowed in connection with any Underlying Insurance.

Notice regarding (a) and (b) above shall be given to Manager, Directors and

Officers Liability Underwriting, CNA

Insurance Companies, CNA Plaza, Chicago, Illinois 60685.

G-17729-A(ED.04/92)     Page2of4

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The Insurer shall be given notice as soon as practicable of any notice of claim or any situation that could give rise to a

claim under any Underlying Insurance. Notice of any claim to the Insurer shall be given in writing to Manager,

Professional Liability Claims, CND, Insurance Companies, CNA Plaza,

Chicago, Illinois 60685.

IX.   COMPANY AUTHORIZATION CLAUSE

By acceptance of this Policy, the Named Entity named in Item 1 of the

Declarations agrees to act on behalf of all the

Insureds with respect to the giving and receiving of notice of claim or cancellations, the payment of premiums and the

receiving of any return premiums that may become due under this Policy; and

the Insureds agree that the Named Entity

shall in all cases be authorized to act on their behalf.

X.    ALTERATION

No change in or modification of this Policy shall be effective except when made by endorsement signed by an authorized

employee of the Insurer or any of its agents relating to this Policy.

XI.   POLICY CANCELLATION

This Policy may be cancelled by the Named Entity at any time by written notice or by surrender of this Policy to the

Insurer. This Policy may also be cancelled by or on behalf of the Insurer by delivery to the Named Entity or by mailing

to the Named Entity, by registered, certified or other first class mail, at the address shown in Item 1 of the Declarations,

written notice stating when, not less than thirty (30) days thereafter, the cancellation shall become effective. The mailing

of such notice as aforesaid shall be sufficient proof of notice and this

Policy shall cancel at the date and hour specified in

such notice.

If the period of limitation relating to the giving of notice is prohibited or made void by any law controlling the construction

thereof, such period shall be deemed to be amended so as to be equal to the minimum period of limitation permitted by

such law.

The Insurer shall refund the unearned premium computed at less than pro-rata if the Policy is cancelled in its entirety by

the Named Entity. Under any other circumstances the refund shall be computed pro-rata.

XI1.  EXCLUSIONS

Notwithstanding any provisions of the Underlying Insurance, the Insurer shall not be liable to make payment for loss in

connection with any claim based upon, arising out of, relating to, directly or indirectly resulting from, or in consequence of,

or in any way involving:

1.    nuclear reaction, radiation, or contamination regardless of causes;

2.    pollutants, including but not limited to loss arising out of any: ,

a.    request, demand or order that any of the Insureds or others test for,

monitor, clean up, remove, contain,

treat, detoxify or neutralize, or in any way respond to, or assess the effects of pollutants, or

b.    claim by or on behalf of a governmental authority for damages because of testing for, monitoring, cleaning up,

removing, containing, treating, detoxifying or neutralizing or in any way responding to or assessing the effects

of pollutants.

Pollutants means any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapor, soot, fumes, acids,

alkalis, chemicals and waste. Waste includes materials to be recycled,

reconditioned or reclaimed.

G-17729-A (ED. 04/92)   Page 3 of 4

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XIII. CONDITIONS

No action shall be taken against the Insurer unless, as a condition precedent, there shall have. been full compliance with

all the provisions of this Policy, nor until the amount of the Insureds obligation to pay shall have been finally determined

either by final and nonappealable judgement against the Insureds after trial, or by written agreement of the Insureds, the

claimant and the Insurer.

/signature/

Chairman of the Board

/signature/

Secretary

G-17729-A (ED. 04192)   Page 4 of 4

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STATE PROVISIONS - ILLINOIS

Any cancellation or non-renewal provisions contained in the policy to which this endorsement is attached are deleted and replaced

by the following:

I.    Cancellation

A.    This policy can be cancelled by either the first named insured or the insurer.

1.    The named insured can cancel this policy at any time by mailing advance written notice to the insurer

stating when the cancellation is to be effective.

2.    The insurer can cancel this policy by giving written notice to the named insured at least:

a.    10 days, if cancellation is for non-payment of premium. However, the named insured may

continue the coverage by payment in full at any time prior to the effective date of cancellation;

b.    30 days, if cancellation is for any other reason provided that the policy has been in effect for 60

days or less; or

c.    60 days, if the policy has been in effect for more than 60 days and cancellation is for any other

reason as set forth below;

before the effective date of cancellation..

B.    The insurer will mail notice to the named insured at the last mailing address known to the insurer, and a copy

shall also be mailed to the named insured's agent.

C.    Notice of cancellation will state the effective date of cancellation. The policy will end on that date. The specific

reason for such cancellation shall also be stated.

D.    Proof of mailing will be sufficient proof of notice.

E.    If this policy is cancelled, the insurer will send the first named insured any premium refund due. If the insurer

cancels, the refund will be pro-rata. If the named insured cancels, the refund may be less than pro-rata.

This endorsement, which forms a part of and is for attachment to the following described Policy issued by the designated .

Insurers takes effect on the effective date of said Policy, unless another effective date is shown below, at the hour stated in

said Policy and expires concurrently with said Policy.

CNA INSURANCE COMPANIES

G-11713-A12

(ED. 10/87)

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The cancellation will be effective even if the insurer has not made or offered a refund.

If this policy has been in effect for more than 60 days, the insurer shall not terminate this policy except for one or

more of the following conditions:

1.    non-payment of premium;

2. material misrepresentation;

3. material increase in the hazard insured against;

4. violation of any terms or conditions of the policy by the named insured;

5. substantial loss of reinsurance by the insurer affecting this particular type of insurance, certified to the insurance regulatory authority;

6. a determination by the insurance regulatory authority that continuation of the policy will place the insurer

in violation of the insurance laws of the state.

II.   Non-Renewal

If the insurer decides not to renew this policy, 60 days advance written notice shall be mailed to the named insured as the

last known address.     -

The notice shall include the specific reason for such non-renewal.

If the insurer offers to renew this policy at terms which involve an increase in premium of 30 % or more or changes in

deductibles or coverage that materially alter the policy, such terms will take effect on the renewal date if the insurer has

notified. the named insured of the terms at least 60 days prior to the expiration date of this policy.

This endorsement, which forms a part of and is for attachment to the following described Policy issued by the designated

Insurers takes effect on the effective date of said Policy, unless another effective date is shown below, at the hour stated in

said Policy and expires concurrently with said Policy.

CNA INSURANCE COMPANIES

G-11713-A12

(ED. 10/87)

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This notice is to advise the named insured that should any complaints arise regarding this insurance, the named insured may

contact the following:

CNA Insurance Companies

Attn: Consumer Affairs Department - 13S

CNA Plaza   Chicago, IL 60685

      and/or

Illinois Department of Insurance

Consumer Division or Public Service Section

Springfield, II, 62767

G-11713-A12

(ED. 10/87)

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PRIOR NOTICE EXCLUSION

In consideration of the premium paid for this policy, it is agreed that

SectionXII. EXCLUSIONS, is amended with the addition of the

following:

Any fact, circumstance, situation, transaction or event which constitutes the basis of notice of claim to the Insurer or any insurance carriers designated in Item 4. of the Declarations, prior to the inception date of this policy.

All other provisions of the policy remain unchanged

FIG-1005-A

(Ed. 07/94)

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PRIOR OR PENDING LITIGATION EXCLUSION

In consideration of the premium paid for this policy, it is agreed that

Section XII is amended with the addition of the following:

3.    Any fact, circumstance, situation, transaction or event underlying or alleged in any prior and/or

      pending litigation as of 5/31/91, regardless of the legal theory upon which such

      litigation is predicated.

All other provisions of the policy remain unchanged.

FIG-1006-A

(ED. 07/94)

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INAPPLICABILITY OF PRIMARY POLICY ENDORSEMENT

In consideration of the premium paid for this policy, it is agreed that for the coverage afforded under this policy endorsement number

8. to the Primary Policy shall not apply to this Policy.

All other provisions of the Policy remain unchanged.

FIG-1014-A

07/94

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AMENDMENT OF PRIMARY POLICY DEFINITION TO FOLLOW CHUBB D&O COVERAGE

In consideration of the premium paid for this Policy, it is agreed that:

I.    Item 4.A. of the Declarations is deleted and the following is substituted:

"A.   Primary Policy

Name of Carrier: Federal Insurance Company

Policy No.8125-64-60J ILL

Applicable Coverage Section:

Executive Liability and Indemnification Coverage Section (Form 14-02-0943)

and any applicable

endorsements and General Terms and Conditions (Form 14-02-0941) pertaining thereto

Limit of Liability of Primary Policy Applicable to Executive Liability and

Indemnification Coverage

Section

      (a) each Loss: $15,000,000

      (b) each Policy Period: $15,000,000

Deductible of Primary Policy Applicable to Executive Liability and

Indemnification Coverage

Section:

$100,000

2.    II. POLICY DEFINITIONS is amended by deleting "Primary Policy means the

Policy scheduled in Item 4.A.

of the Declarations" and substituting the following:

"Primary Policy" means only the Executive Liability and Indemnification

Coverage Section (Form 14-02-

0943), and any applicable endorsements and General Terms and Conditions

(Form 14-02-0941) pertaining

thereto of the Executive Protection Policy issued by Federal Insurance

Company, as such policy is identified in

Item 4.A. of the Declarations, and shall not include any other coverage section contained in such policy."

All other provisions of the Policy remain unchanged.

                              Page 1 of 1

      FIG-0787-A

      (ED. 12/93)

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